Exhibit 99.1

Copyright © 2008 Digimarc Corporation Enriched Media. Enriching Lives. Digimarc Spin-off Introduction July 18, 2008 Webcast

Copyright © 2008 Digimarc Corporation 2 Safe Harbor Statement With the exception of historical information contained in this presentation, the matters described herein contain certain “forward-looking statements.” Forward-looking statements may include the words "believes," "expects," "estimates," "anticipates," "will" or words of similar import. Forward-looking statements made by Digimarc are based on management’s current expectations and are subject to certain assumptions, risks, uncertainties and changes in circumstances. Actual results may vary materially from those expressed or implied from the statements herein or from historical results, due to risk factors, including changes in economic, business, competitive, technological, and/or regulatory factors. More detailed information about these risk factors is set forth in filings made with the Securities and Exchange Commission (i) by DMRC Corporation in the Registration Statement on Form 10 filed on June 23, 2008, including the information statement filed as exhibit 99.1 to the Registration Statement, and (ii) by Digimarc in its annual report on Form 10-K for the year ended December 31, 2007, and its quarterly report on Form 10-Q for the quarter ended March 31, 2008. Digimarc undertakes no obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this presentation.

Copyright © 2008 Digimarc Corporation 3 Managing the Media Tsunami U.S. television landscape growing increasingly more complex and digital > 65% of U.S. homes have digital cable and satellite combined; digital TV homes receive nearly 160 channels 25% of U.S. homes have DVR; 35% have Video on Demand Average American watches more TV than ever before (127 hrs, 15 min per month); spends 9% more time on the Internet (26 hrs, 26 min per month) Watching video on the Internet is no longer a novelty; 119 million unique viewers viewed 7.5 billion video streams in May 2008 91 million own video-capable phones (36% of all mobile phone subscribers in the U.S.) Growing number of Internet and mobile phone users watch video online (2 hrs, 19 min per month); and use cell phones to watch video (3 hrs, 15 min per month) 220 twenty million Americans have Internet access at home/work and 73% or 162 million went online in May Source: Nielsen’s Three Screen Report – May 2008

Copyright © 2008 Digimarc Corporation 4 Executive Summary DMRC Corporation will be spun-off from Digimarc Corporation Headquartered in Beaverton, OR In first year of independent operation, expect more than $20MM revenues; profitable; strong balance sheet Proprietary technology developed to embed persistent metadata in media content that is recognizable by digital devices and networks Technology permits computers, networks, and other digital devices to see, hear, understand and react to the world around them New capabilities are valuable across a wide range of industries DMRC will have more than 450 U.S. and foreign patents and more than a dozen licensed business partners with solutions based on our technology

Copyright © 2008 Digimarc Corporation 5 Mobility Mobile Computing has become a pervasive element of work regimes and lifestyles Intel envisions Essential Computing as next natural step in evolution: emergence of intuitive and aware computers and digital devices Digimarc technology enables Intuitive Computing – simply and seamlessly connecting everyday objects with computers and network services Intelligent Networks are natural successors to the 1st generation Internet Wireless Intuitive Computing: Evolution of User Interfaces & Networks ENIAC Mainframes PCs Networked Mobile Source: Adapted from Intel 2008 Developer Conference presentation by Intel Labs Mobility Mobility Sensors + Inference

Copyright © 2008 Digimarc Corporation 6 Broad Technology Market Opportunity Print and Mobile Print and Mobile Music, Movies Music, Movies and Photos and Photos TV and Radio TV and Radio Banknotes Banknotes and Secure IDs and Secure IDs Digital Identities for all Forms of Media Content Shared vision by technology leaders that computers will soon sense and understand their surroundings Enable “Intuitive Computing” where computers and digital devices can see, hear, understand and react to the world around them • Digital identities for all forms of media and everyday objects • Imperceptible to humans, but not computers • New communication channel and interactive user experiences • Simplify and enhance everyday life Build intelligence into networks by providing similar sensory capabilities Manage ubiquitous media

Copyright © 2008 Digimarc Corporation 7 Business Model Intellectual Property (“IP”) as a product Dolby, Qualcomm, other IP-based companies Technology and market development resources teach IP value, contribute to platform development, and assist licensees Major relationships with Central Banks and The Nielsen Company More than a dozen licensed business partners digitalwatermarkingalliance.org Establish broad relevance in government, media & entertainment, and print & imaging markets Revenues from development services and licensing technology and IP Images & Print Identification Documents Counterfeit Deterrence Movies, TV and Broadcast Music & Radio Mobile

Copyright © 2008 Digimarc Corporation 8 Financial Model DMRC will be an “IP play” Licensing model provides financial and operational leverage Partners put up risk capital; Digimarc shares in their successes Revenues comprised of services and license fees Balance profitable growth and asset value creation Short term valuation based on income and cash flow “IP clearance” asset is cornerstone of long term shareholder value Technology leaders are forming acquisition vehicles: e.g., Intertrust (Philips, Sony, Microsoft), Intellectual Ventures (Microsoft? Intel?), Allied Security Trust (12 companies, including Cisco Systems, Ericsson, Google, Hewlett-Packard and Verizon) Expect that establishing broad relevance will deliver terminal value that transcends income multiples No. 29 on Patent Scorecard’s top IT industry patent portfolios

Print and Imaging Solutions

Digimarc for Images
(MSFT, Corbis, Adobe, PLUS, et al.)

- Embed, Read and Search
- Plug-Ins, SDKs and Applications
- Reports & Usage


image info

Metadata



Search

GeoSpatial
(US Army, Esri, GCS Research, et al.)

ACTIONABLE GEOINT



1. Image – Metadata Capture


SMART TAG:
Critical Metadata
0100100101010
1010100101010
0010101010000

2. Metadata – Image Fusion



3. C4ISR Exploitation



4. Smart Data Linking

CDS, Secure Documents & Packaging
(Banks, Altivity, et al.)



Counterfeit Deterrence



Financial Fraud Deterrence


GIA

Secure Office Documents



Packaging

Digimarc Mobile
(MediaGrid, MDS, Aquamobile,et al.)



Connected Content



Internet



Mobile Server



Content Delivered

DIGIMARC
Copyright © 2008 Digimarc Corporation
9

Copyright © 2008 Digimarc Corporation 10 Movies Initial success in stopping leaks of Academy Award Screener movies onto the internet; most pre-release distribution of movies is now watermarked Universal and Sony Pictures broadly deploying copy prevention watermarks Forensic watermarks in set-top boxes now available worldwide Digital Cinema Initiative specifies digital watermarking for all movie theaters

Copyright © 2008 Digimarc Corporation 11 Music Widespread use to deter piracy of pre-release music Enables new DRM-free business models and improved experiences for consumers Major labels refocusing attention on digital watermarks for copyright protection, rights management, and market intelligence

Copyright © 2008 Digimarc Corporation 12 Television Global TV and radio monitoring services for media management/reporting; more than 1000 markets in 50 countries All U.S. commercial television programming carries a digital watermark; enables audience measurement that forms the basis for currency of advertising Broad adoption by broadcasters and entertainment companies including ABC, NBC, Reuters, BBC, Tribune Entertainment, Buena Visa Television, and Universal Embedding in set-top boxes for copyright protection

Copyright © 2008 Digimarc Corporation 13 Nielsen Digital Media Manager (“DMM”) Nielsen is the world leader in measuring media and consumer behavior across industries and around the world One of Nielsen’s top strategic initiatives Provide visibility on Internet distribution of television, movies, music and games, giving a comprehensive view of distribution and consumption across all relevant channels to Nielsen clients Facilitate filtering and distribution management techniques Improve accounting Optimize engagement marketing Enhance consumer experiences Digimarc is licensing IP and providing market and technology development services

Copyright © 2008 Digimarc Corporation 14 Redefining Mobility Past • Computers basically blind and deaf • Consumers suffer from information and sensory overload • Limited internet access • Mobile devices introduce camera and microphone as inputs Future • Digital devices become aware of their surroundings and can sense, understand, and respond • Controlled, contextually rich internet experiences • Ready access to devices and network services that are part of everyday living

Copyright © 2008 Digimarc Corporation 15 Mobile Commerce Enabled by trend toward ubiquity of camera phones and improving network availability and performance Connect printed materials and everyday objects to the internet using your cell phone Simple user interface enables direct access to relevant information and interactive user experiences Adds value to consumer packaging, printed and multimedia materials, etc. Brand friendly – saves valuable “real estate” on printed materials

Copyright © 2008 Digimarc Corporation 16 Intuitive Computing Enabled by Digimarc

Copyright © 2008 Digimarc Corporation 17 Competition Most competition is application-specific Competition can be functional (fingerprinting of audio) or economic (alternative uses of banknote security budget) DMRC Advantages • Unique technology • Loyal employees with special skills and talents • Extensive high quality IP • Market experience • Network of business partners • Established brand • Strong balance sheet

Copyright © 2008 Digimarc Corporation 18 2007 2008 (Projected) 2006 Services Revenue License & Subscriptions Revenue Financial Trends: 2006-2008 MILLIONS Financial Trends: 2006-08 Revenues | Net Income Revenues growing License vs. Service revenue ratio improving Service: technology development services to partners helps grow License income Net income shown is pro forma derived from carve-out financial statements 0 6.0 10.0 12.0 (4.0) 2.0 8.0 14.0 (2.0) 4.0 16.0 18.0 20.0

Copyright © 2008 Digimarc Corporation 19 $19M $191M MILLIONS Market Potential | Audio/Video Applications in Media & Entertainment 0 100 400 200 300 500 Digimarc Estimate Digital Watermarking Market $13M ~$50-70M Market Estimate Source: Kirstein, Mark. Beyond Traditional DRM: Moving to Digital Watermarking & Fingerprinting in Media. Multi Media Intelligence, January 2008. Digimarc Estimates: 2007 actual; 2008 guidance; 2009-2012 extrapolation $146M $264M $366M $504M 600 $681M 700 2007 2008 2009 2010 2011 2012

Copyright © 2008 Digimarc Corporation 20 Growth Strategy Continue excellent service to government customers Make Nielsen successful in transforming media distribution and consumption on the Internet Help other business partners to grow Demonstrate Intuitive Computing in the mobile environment Facilitate platform development Evangelize the vision Continue to develop relevant technology and IP Continue to add business partners Broaden and deepen our relevance across industries

Copyright © 2008 Digimarc Corporation 21 Financial Projections: 2008 and Beyond 2008 • >40% revenue growth • 50/50 split license/services revenues, with license/services ratio increasing • ~70% gross margin • Income statement transitioning from pro forma to actuals • Some non-recurring transaction costs and transition expenses Preliminary Outlook for 2009 and Beyond • Double digit revenue growth • Profitable operations • Positive cash flow • Strong balance sheet • Establishing broader relevance of our technology

Copyright © 2008 Digimarc Corporation 22 Highlights Nasdaq: DMRC Beaverton, OR ~$20 million Stock Symbol: Principal Locations: Revenue Run Rate: Growth Drivers: Three years of consistent significant improvement in financial performance More than $60mm backlog Strong balance sheet with substantial cash and no debt Experienced, stable management team Over 450 issued US and foreign patents and about 400 patents pending More than a dozen business partners under license Partnerships with Central Banks and Nielsen Media and entertainment industry at inflection point in digital watermarking adoption IP clearance organizations being formed by IT industry

Copyright © 2008 Digimarc Corporation Enriched Media. Enriching Lives.